Hank Linginfelter
Executive Vice President,
Utility Operations

AGL Resources™

Distribution Operations

Forward-Looking Statements
Statements in this presentation that are not historical facts, including statements regarding our estimates, beliefs, expectations, intentions, strategies or projections, may be “forward-looking statements” as defined in the Private Securities Litigation Reform
Act of 1995. Forward-looking statements involve matters that are not historical facts and because these statements involve anticipated events or conditions, forward-looking statements often include words such as "anticipate," "assume," “believe,” "can,"
"could," "estimate," "expect," "forecast," “future,” “goal,” "indicate," "intend," "may," “outlook,” "plan," “potential,” "predict,"
"project,” "seek," "should," "target," "will," "would," or similar expressions. Our expectations are not guarantees and are based on currently available competitive, financial and economic data along with our operating plans. While we believe that our expectations are reasonable in view of the currently available information, our expectations are subject to future events, risks and uncertainties, and there are several factors - many beyond our control - that could cause results to differ significantly from our expectations. Such events, risks and uncertainties include, but are not limited to, changes in price, supply and demand for natural gas and related products, impact of changes in state and federal legislation and regulation, actions taken by government agencies on rates and other matters, concentration of credit risk, utility and energy industry consolidation, costs and timelines of construction projects may be affected by government and other approvals, development project delays, adequacy of supply of diversified vendors, unexpected changes in project costs including the cost of funds to finance these projects, impact of acquisitions and divestitures, direct or indirect effects on AGL Resources' business, financial condition or liquidity resulting from a change in our credit ratings or the credit ratings of our counterparties or competitors, interest rate fluctuations, financial market conditions and general economic conditions, uncertainties about environmental issues and the related impact of such issues, impacts of changes in weather upon the temperature-sensitive portions of the business, impacts of natural disaster such as hurricanes upon the supply or price of gas, acts of war or terrorism, and other factors which can be found in our filings with the
Securities and Exchange Commission. Forward-looking statements are only as of the date they are made, and we do not undertake any obligation to update these statements to reflect subsequent changes.
Management does not affirm or update earnings guidance during private and one-on-one meetings with investors, but only updates or confirms earnings guidance through public disclosure and filing with the commission. Earnings guidance is only effective as of the date it is given. The company further disclaims any duty to update its guidance.

Non-GAAP Measures
Company management evaluates segment financial performance based on earnings before interest and taxes (EBIT), which includes the effects of corporate expense allocations. EBIT is a non-GAAP (accounting principles generally accepted in the
United States of America) financial measure. Items that are not included in EBIT are financing costs, including debt and interest expense and income taxes. The company evaluates each of these items on a consolidated level and believes EBIT is a useful measurement of our performance because it provides information that can be used to evaluate the effectiveness of our businesses from an operational perspective, exclusive of the costs to finance those activities and exclusive of income taxes, neither of which is directly relevant to the efficiency of those operations.
Operating margin is a non-GAAP measure calculated as revenues minus cost of gas, excluding operation and maintenance expense, depreciation and amortization, and taxes other than income taxes. These items are included in the company's calculation of operating income. The company believes operating margin is a better indicator than operating revenues of the contribution resulting from customer growth, since cost of gas is generally passed directly through to customers.
We also use EBIT and operating margin internally to measure performance against budget and in reports for management and the Board of Directors. Projections of forward-looking EBIT and operating margin are used in our internal budgeting process, and those projections are used in providing forward-looking business segment EBIT and operating margin projections to investors. We are unable to reconcile our forward-looking EBIT and operating margin business segment guidance to GAAP earnings per share because we do not predict the future impact of unusual items and mark-to-market gains or losses on energy contracts. The impact of these items could be material to our operating results reported in accordance with GAAP.
EBIT and operating margin should not be considered as alternatives to, or more meaningful indicators of, the company's operating performance than operating income or net income as determined in accordance with GAAP. In addition, the company's EBIT or operating margin may not be comparable to similarly titled measures of another company.
Reconciliation of non-GAAP financial measures referenced in this presentation are available on the company’s website at
www.aglresources.com under the Investor Relations section.

Franchise	Average Number of Customers (in 000's)	% Fixed Charge Margin	Last Rate Change Decision	Current Rates Effective Until	WNA
Atlanta Gas Light	1,559	100%	Jun 2005	May 2010	N/A
Elizabethtown Gas	272	60%	Nov 2002	Jan 2010	✓
Virginia Natural Gas	269	52%	Oct 1996	Aug 2011	✓
Florida City Gas	104	31%	Feb 2004	N/A	✗
Chattanooga Gas	61	55%	Dec 2006	Jan 2010	✓
Elkton Gas	6	12%	Jun 1992	N/A	✗

Utility Operations Overview
• Six utilities in six states
• Total customer base: ~ 2.3 million
• Total rate base: $ 2.3 billion

2008 Priorities
• Customer growth and attrition
• Earnings stability and continued cost discipline
• Centralization of functions and extensibility of the
 business model
• Rate case strategy
• Growth projects to diversify supply
• Reputation

Maintaining Growth in a Down Market

Net Growth
Rebate Activity
Reduce Churn
Fill Gaps
Expectations
Resources
Reduced New Meters
Increased Inventory
More Foreclosures
Competitive Response

In spite of a down market, we must hold our ground

60,000
40,000
20,000
-
(20,000)
(40,000)
(60,000)
2004
2005
2006
2007
Attrition
New Meters

Continued Focus on Customer Growth
• Economic conditions driving slowdown in new
 meter growth
• Success in slowing attrition reflects increased
 investment in marketing

A gas stove in your high-rise condo? AGL says yes
Atlanta Gas Light
Kevin Duffey/March 1, 2008
Atlanta Journal Constitution

 Mezzo, a 20-story tower under
 construction in south Buckhead,
 will become the first Atlanta condo
 tower to have Atlanta Gas Light
 meters in each residence.
Capitalizing on Market Opportunities

Product Partnerships and Market Development
• Developing messaging and programs to promote environmental sustainability
• Partnering with landfills for gas recovery (Live Oak in Atlanta)
• Seeking service territory expansions where feasible
• New technologies in HVAC equipment
• CHP/Fuel cell
 – 14 projects (existing or underway)
• Natural gas vehicles
 – Focusing on niches that make sense
 • Over-the-road (OTR) fleets, forklifts
• Desiccants - natural gas powered dehumidifiers
 – Residential and small commercial pilots underway
• Energy management services and tools
 – Area-wide agreements
 – Programs and tools for household resource management
 – Construction heat

$150
$125
$100
$ in millions
Elizabethtown Gas
Virginia Natural Gas
$139.5
($2.5)
$136.1
$8.5
$139.3
($0.4)
$117.0
($2.2)
$113.4
$6.5
$115.8
$3.1
FY05
FY06
FY07
FY05
FY06
FY07
Margin
WNA Customer Surcharge
WNA Customer Credit
60%
17%
14%
5%
4%
AGLC
ETG
VNG
FCG
CGC

WNA Helps Protect Operating Margin
% of FY07 Total Margin

Elizabethtown Gas Weather Coverage
$160
$140
$120
$100
$80
$60
$40
$20
$0
Operating Margin in $MM's
$5.7MM GAP
WNA 20Yr Avg
Budget 10Yr Avg
Warm
Misc
Fixed
Volumetric
GAP
WNA

Virginia Natural Gas Weather Coverage
$140
$120
$100
$80
$60
$40
$20
$0
Operating Margin in $MM's
$4.7MM GAP
WNA 30Yr Rolling Avg
10Yr Avg
Warm
Misc
Fixed
Volumetric
GAP
WNA

But WNA Is Not Perfect
For extremely warm periods, WNA continues to true-up to normal but it assumes the starting point is based on customer usage that is greater than the actual usage, thus creating a gap

Business Process Improvements Continue
• Off-shoring
 – Majority of call center has been outsourced for one year
 – System design and GIS support operational for 18
        months
 – Outsourced functions of Accounts payable,
 procurement and PeopleSoft support completed
• Portions of technology support outsourced 2.5 years
• Savings (off-shoring) recognized to date > $12 million;
 annual savings $6.5 million
• We will continue to look for ways to optimize the business

AGLC/CGC
VNG
NUI: ETG
NUI: CGF
Gas Operations
GOS
Plantscape
DataStream
SCADA
Metretek
Plantscape
DataStream
SCADA
Metretek
CMS
Foxboro
spreadsheet
SCADA (Older version)
Metretek (Older version)
CMS
spreadsheet
SCADA (Older version)
Metretek (Older version)
Engineering
CIS
Bass Trigon
SALT
ESRI
WMS (A) Smartforms
Pipeline
811/911
CTS
Bass Trigon
SALT
SmallWorld
WMS (A) Smartforms
AGES
811/911
LMS (Leak surveys)
Bass Trigon (not deployed)
OAS
WOM (Natural)
LMS (Leak surveys)
OAS
WOM (Access Database)
Field Operations
Field Ops DB
Leak Tracking
Meter Read (iTron P4)
Fleet Mgmt: M4
MobileUp v5
Leak Tracking
Meter Read (iTron P4)
Fleet Mgmt: M4
MDSI Advantex
LMS
Meter Read (iTron)
Fleet Mgmt: FasterFleet
Axiom Mobility
LMS
Meter Read (iTron/ Trace)
Fleet Mgmt: FasterFleet
Paper
Customer
CIS
MIA
IVR
CSS
IVR
CSS (Older version)
IVR
CSS (Older version)
IVR
Corp.
PeopleSoft / Com Share
PeopleSoft

State of Technology - 2005

<table>
<tr><th></th><th>AGLC/CGC</th><th>VNG</th><th>NUI: ETG</th><th>NUI: FCG</th></tr>
<tr><td rowspan="4">Customer Service and Field Operations</td><td colspan="4">Automated Dispatch System (Mobility/Click)</td></tr>
<tr><td colspan="4">Leak Tracking</td></tr>
<tr><td colspan="4">Customer Information System (CIS/CMA)</td></tr>
<tr><td colspan="4">Meter Reading (ITRON P+4)</td></tr>
<tr><td rowspan="5">Gas Operations</td><td colspan="4">Gas Operating System (GOS)</td></tr>
<tr><td></td><td></td><td>CMS</td><td></td></tr>
<tr><td colspan="3">Plantscape – Liquid Natural Gas (LNG) Plants Operating Application</td><td></td></tr>
<tr><td colspan="3">Datastream – Plant and Operations Asset Management</td><td></td></tr>
<tr><td colspan="4">SCADA – Pipeline flow and transmission control system</td></tr>
<tr><td rowspan="5">Engineering and Construction</td><td>Survey and Leak Tracking (SALT)</td><td>Survey & Leak Tracking (ELROY)</td><td colspan="2">Survey and Leak Tracking (SALT)</td></tr>
<tr><td colspan="2">Geographic Information Systems (ESRI)</td><td>OAS</td><td></td></tr>
<tr><td colspan="4">Compliance Tracking System (CTS)</td></tr>
<tr><td colspan="2">Work Mgt. System for Maintenance, Construction, & Compliance</td><td>Pipeline/Gas Request</td><td>Pipeline/Gas Request</td></tr>
<tr><td></td><td>AGES</td><td></td><td></td></tr>
</table>

State of Technology - 2008

On The Job Injuries

Total Injuries/100 Employees

OJI Rate
7.0
6.0
5.0
4.0
3.0
2.0
1.0
2004
2005
2006
2007
4.8
3.7
3.0
2.2
AGLR OJI Rate
AGA Upper Quartile
AGA Mean

Focus on Safety - Every Day
AGA Lost-Time 3-year Average Rate - 3.6
2007 AGL Resources Lost-Time Rate - 0.6

Regulatory Timeline
Rates can go into effect
subject to refund 6
months after filing
No set statutory
requirement - expect
about 1 year
No prescribed filing date
No prescribed filing date
Same as VNG, but
6 Month Statutory
Requirement
2/01/10 Expected Filing Date
12/01/09 Test Year
5/01/10 New Rates Effective
11/30/10
8/01/11 New Rates Effective (Subject to
Refund)
8/01/10 Test Year
7/31/11
1/01/08 -
12/31/09 Rate Freeze Sharing in Effect
11/01/09 Expected Filing Date
4/01/08
3/31/09
Test Year
3/01/09 Expected Filing Date
5/29/10 Expected Filing Date
1/01/11 New Rates Effective
1/01/11 -
12/31/11 Test Year
1/01/10 New Rates Effective
2009
2008
2010
2011
Atlanta Gas Light
Virginia Natural Gas
Elizabethtown Gas
Chattanooga Gas
Florida City Gas
Elkton Gas

Authorized Return On Rate Base	Estimated FY07 Return On Rate Base	Rate Base (in millions)
AGLC	8.53%	8.59%	$1,271
ETG	7.95%	8.46%	$441
VNG	9.24%	7.90%	$350
FCG	7.36%	6.09%	$146
CGC	7.89%	7.53%	$100
ELK	10.50%	4.06%	$5

Optimizing Return on Rate Base

Regulatory/Legislative Strategy Critical
To Our Success
• Rate cases upcoming in several jurisdictions over the next three years
• Recent regulatory successes
 – Approval of Georgia capacity supply plan
 – Negotiated purchase of Southern Natural pipeline assets to gain access to Elba Island LNG supply (FERC approval pending)
 – Extension of asset management agreement in Georgia through 2012
 – Extension of asset management agreements in New Jersey and Tennessee
 – Approval of commercial WNA in Virginia
 – Approval of $27 million acquisition premium for regulatory return calculations in Florida
 – Elkton Gas rate case (pending)
• Recent legislative successes
 – Decoupling in Virginia
 – AFUDC on large projects in Virginia

$350
$300
$250
$200
$150
$100
$50
$0
$ in millions
2006
2007
2008
2009
2010
2011
2012
Infrastructure
New Construction
Technology
Atlanta Gas Light PRP
Other Pipeline Replacement
Manufactured Gas Plant Clean-up
Other Capital
Hampton Roads
Project Magnolia

Capital Deployment for Optimal Returns

Hampton Roads Crossing --
Preliminary Engineering
North Gate 4
Chesapeake Bay
James River
Elizabeth River
Craney Island Fuel Depot
Virginia Natural Gas
Interstate Pipeline

Hampton Roads Crossing Project
• Project construction was part of
 VNG rate case settlement
• Will connect the northern and
 southern portions of VNG’s
 distribution system and serve
 additional utilities
• Addresses need for supply
 diversification for VNG
• Scheduled completion in 2009

Magnolia Project (Elba-to-Atlanta)
• Capacity supply plan included
 supply diversity through access
 to Elba Island LNG facility
• Negotiated agreement with
 Southern Natural Gas to obtain
 an undivided interest in pipelines
 connecting AGL service territory
 to Elba
• Filed joint application with FERC;
 expect approval in 2008

Positioning for Long-Term Value
Community
Involvement
Relationships
Advocacy
Image
Governmental,
Legislative
Chambers, Non
-Profits, United
Way, Etc.
Everybody,
Everywhere
A Culture of Believers
Delivering Excellent
Customer Experience and
Financial Results
Public
Powerhouse
Legacy of a
Vibrant
Company